UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Allegiance Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/ABTX or scan ADD 2 the QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Allegiance Bancshares, Inc. Shareholder Meeting to be Held on April 28, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/ABTX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/ABTX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive an email or paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 18, 2022 to facilitate timely delivery. 2NOT COY + 03LEFC

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/ABTX or scan ADD 2 the QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Allegiance Bancshares, Inc. Shareholder Meeting to be Held on April 28, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/ABTX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/ABTX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive an email or paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 18, 2022 to facilitate timely delivery. 2NOT COY + 03LEFC Shareholder Meeting Notice The 2022 Annual Meeting of Shareholders of Allegiance Bancshares, Inc. will be held on Thursday, April 28, 2022 at 10:00 a.m., Central Time, virtually via the internet at http://meetnow.global/MJ2JSHC. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. To elect five (5) Class I directors to serve on the board of directors of the Company until the Company’s 2025 annual meeting of shareholders, and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal 01 – John Beckworth 02 – Matthew H. Hartzell 03 – Frances H. Jeter 04 – Raimundo Riojas A. 05 – Roland L. Williams 2. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the CD&A, tabular disclosures and related narrative in the proxy statement (“Say-On-Pay”) 3. To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ABTX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Allegiance Bancshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 18, 2022.